UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 13, 2005

MINDSPEED TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	000-50499 (Commission File Number)	01-0616769 (I.R.S. Employer Identification No.)

4000 MacArthur Boulevard
Newport Beach, California 92660-3095
(Address of Principal Executive Offices) (Zip Code)

(949) 579-3000
(Registrant’s telephone number,
including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

     The information set forth in the Registrant’s press release, dated May 13, 2005 and filed as Exhibit 99.1 hereto, regarding the adjustment of the conversion price of its outstanding 3.75% Convertible Senior Notes due 2009, is incorporated herein by reference. The information contained in this Current Report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy any securities.

Item 9.01 Financial Statements and Exhibits

     (c) Exhibits

Exhibit	Description
99.1	Press Release, dated May 13, 2005.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MINDSPEED TECHNOLOGIES, INC.
Date: May 13, 2005	By:	/s/ Simon Biddiscombe
Simon Biddiscombe
Senior Vice President, Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release, dated May 13, 2005.